                    SECURITIES AND EXCHANGE COMMISSION
                         WASHINGTON, D. C.  20549



                                 FORM 8-K




                              CURRENT REPORT



                  Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934


                               April 17, 1996
                     (Date of earliest event reported)



                           BankAmerica Corporation
          (Exact name of registrant as specified in its charter)



   Delaware                          1-7377              94-1681731
(State or other jurisdiction     (Commission           (I.R.S. Employer
  of incorporation)              File Number)     Identification Number)


Bank of America Center
555 California Street
San Francisco, California                                    94104
(Address of principal executive offices)                   (Zip Code)



                                415-622-3530
           (Registrant's telephone number, including area code)




4063959

    Item 5.   Other Events.

        Attached hereto as Exhibit 99 is a copy of BankAmerica
 Corporation's press release dated April 17, 1996 titled
 "BankAmerica First Quarter Earnings."


    Item 7.   Financial Statements, Pro Forma
              Financial Information and Exhibits.

    (a)       Financial Statements of Businesses Acquired
              Not applicable.

    (b)       Pro Forma Financial Information
              Not applicable.

    (c)       Exhibits


 Exhibit
 Number            Description
 -------           -----------
     99     BankAmerica Corporation press release dated April 17,
            1996 titled "BankAmerica First Quarter Earnings."




                                SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                   BANKAMERICA CORPORATION
                                        (Registrant)



 Date:  April 17, 1996
                                By /s/ JAMES H. WILLIAMS
                                   -----------------------------
                                        James H. Williams
                                        Executive Vice President
                                        and Chief Accounting
                                        Officer






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